Supplement to the Current Prospectus

MFS(R) Core Equity Fund

Below the third paragraph in the sub-section entitled "Investment Adviser" under the main heading "Management of the Fund," the following is inserted:

Effective March 1, 2009, MFS has agreed in writing to bear the fund's expenses such that "Total Annual Fund Operating Expenses" do not exceed 1.21% annually for each of Class A and Class R3 (formerly Class R4) shares, 1.96% annually for each of Class B, Class C, and Class R1 shares, 0.96% annually for each of Class I and Class R4 (formerly Class R5) shares, and 1.46% annually for Class R2 (formerly Class R3) shares. This written agreement excludes interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, and will continue until modified by the fund's Board of Trustees, but such agreement will continue until at least December 31, 2009.

At the end of the last paragraph in the sub-section entitled "Distribution and Service Fees" under the main heading "Description of Share Classes," the following is inserted:

Effective March 1, 2009, the Class A distribution fee will be eliminated.


                The date of this supplement is December 1, 2008.